EXHIBIT 10.5
EXECUTION VERSION
          THIS PARENTAL GUARANTEE AGREEMENT, dated as of August 31, 2010 (this “Parental Guarantee Agreement”), is made by Berkshire Hathaway Inc., a Delaware corporation (“Berkshire”) in favor of Continental Casualty Company, an Illinois property and casualty insurance company (“CCC”), The Continental Insurance Company, a Pennsylvania property and casualty insurance company (“CIC”), Continental Reinsurance Corporation International, Ltd., a Bermuda long-term insurance company (“CRCI”), and CNA Insurance Company Limited, a United Kingdom property and casualty insurance company (“CICL,” and each of CCC, CIC, CRCI and CICL is individually hereinafter referred to as a “CNA Party” and all of CCC, CIC, CRCI and CICL are collectively hereinafter referred to as the “CNA Parties”), with respect to certain obligations of National Indemnity Company, a Nebraska property and casualty insurance company (“NICO”).
WITNESSETH:
          WHEREAS, the CNA Parties, NICO and Berkshire have entered into that certain Master Transaction Agreement, dated as of July 14, 2010 (as amended, restated, supplemented or otherwise modified, the “Master Transaction Agreement”);
          WHEREAS, as contemplated by the Master Transaction Agreement, NICO and the CNA Parties have entered into the Loss Portfolio Transfer Reinsurance Agreement, dated as of August 31, 2010 (as amended, restated, supplemented and/or modified from time to time) (the “LPT Reinsurance Agreement”), which provides that the CNA Parties will cede to NICO, and NICO will reinsure, all liabilities related to asbestos and pollution claims under the Business Covered (as defined in the LPT Reinsurance Agreement);
          WHEREAS, as contemplated by the LPT Reinsurance Agreement, NICO, the CNA Parties and Wells Fargo Bank, National Association, as trustee (the “Trustee”), have entered into the Trust Agreement, dated as of August 31, 2010 (as amended, restated, supplemented and/or modified from time to time) (the “Trust Agreement”), which provides that NICO is obligated to establish the Trust Account (as defined below) for the purpose of satisfying its obligations under the LPT Reinsurance Agreement; and
          WHEREAS, NICO is a wholly-owned subsidiary of Berkshire and Berkshire shall derive direct or indirect benefit from the transactions contemplated by the Master Transaction Agreement, the LPT Reinsurance Agreement and the Transaction Documents;
          WHEREAS, to induce the CNA Parties to enter into the transactions contemplated by the Master Transaction Agreement, the LPT Reinsurance Agreement and the Transaction Documents, Berkshire has executed and delivered this Parental Guarantee Agreement; and

          WHEREAS, the parties hereto desire that the Agent, as representative for the CNA Parties, have a security interest and continuing lien on Berkshire’s right, title and interest in the Collateral (as defined below).
          NOW, THEREFORE, in consideration of the foregoing, the covenants and agreements set forth herein, and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and intending to be legally bound hereby, Berkshire and the CNA Parties (each individually, a “Party” and collectively, the “Parties”) hereby agree as follows:
ARTICLE I
DEFINITIONS; CONSTRUCTION
          Section 1.1 Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the LPT Reinsurance Agreement. The following terms shall have the following meanings when used in this Parental Guarantee Agreement:
          “Acceleration Event” means the occurrence or continuance of both of the following events, acts, occurrences or conditions, whether either such event, act, occurrence or condition is voluntary or involuntary or results from the operation of law or pursuant to or as a result of compliance by any Person with any judgment, decree, order, rule or regulation of any court or administrative or governmental body: any (i) Insolvency Event of NICO and (ii) Insolvency Event of Berkshire, whether such Insolvency Event occurs prior to, concurrently with or subsequent to the Insolvency Event of NICO referred to in (i).
          “Agent” means CCC, in its capacity as agent for the benefit of the CNA Parties, together with its successors and assigns.
          “Berkshire” has the meaning set forth in the Preamble.
          “CCC” has the meaning set forth in the Preamble.
          “CIC” has the meaning set forth in the Preamble.
          “CICL” has the meaning set forth in the Preamble.
          “CNA Party” or “CNA Parties” has the meaning set forth in the Preamble.
          “CRCI” has the meaning set forth in the Preamble.
          “Collateral” has the meaning set forth in Section 3.1.
          “Collateral Obligations” has the meaning set forth in Section 2.1(a).

          “Event of Default” means the occurrence or continuance of all of the following: (i) any NICO Event of Default, (ii) the failure of Berkshire to perform or pay under the Parental Guarantee and (iii) any of the following events, acts, occurrences or conditions, whether such event, act, occurrence or condition is voluntary or involuntary or results from the operation of law or pursuant to or as a result of compliance by any Person with any judgment, decree, order, rule or regulation of any court or administrative or governmental body:
          (a) any Insolvency Event of NICO;
          (b) a final arbitration award, court order, decision or judgment with no appeal or stay pending (1) has been issued against NICO in favor of a CNA Party under the LPT Reinsurance Agreement or the Trust Agreement and remains unpaid or unperformed by NICO or (2) has been issued against a CNA Party with respect to an A&P Claim in respect of Business Covered that NICO has acknowledged in writing its obligation to pay and such claim remains unpaid by NICO; or
          (c) NICO has acknowledged in writing its obligation to pay or perform an obligation guaranteed under the Parental Guarantee, and such obligation remains due and unpaid or unperformed by NICO.
          “Guaranteed Obligations” has the meaning set forth in Section 2.1(a).
          “Insolvency Event” means the occurrence or continuance of any of the following events, acts, occurrences or conditions, whether such event, act, occurrence or condition is voluntary or involuntary or results from the operation of law or pursuant to or as a result of compliance by any Person with any judgment, decree, order, rule or regulation of any court or administrative or governmental body: (i) a Person shall commence a voluntary case concerning itself under any insolvency laws or otherwise commence any other proceeding under any bankruptcy, rehabilitation, liquidation, conservation, dissolution, reorganization, arrangement, adjustment of debt, relief of debtors, insolvency or similar law of any jurisdiction whether now or hereafter in effect relating to such Person (any of the foregoing, an “Insolvency Proceeding”); (ii) an involuntary Insolvency Proceeding is commenced against a Person and such Insolvency Proceeding is not controverted within ten (10) calendar days, or is not dismissed within thirty (30) calendar days, after commencement of the case; (iii) a receiver or liquidator is appointed for, or takes charge of, all or substantially all of the property of a Person; (iv) any order for relief or other order approving any such case or proceeding is entered; (v) a Person is adjudicated insolvent or bankrupt; (vi) a Person suffers any appointment of any custodian or the like for it or any substantial part of its property, which appointment continues undischarged or unstayed for a period of thirty (30) calendar days; (vii) a Person makes a general assignment for the benefit of creditors; (viii) a Person shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; (ix) a Person shall call a meeting of its creditors with a view of arranging a composition or adjustment of its debts; (x) a Person shall by any act or failure to act consent to, approve of or acquiesce in any of the foregoing; or (xi) any corporate action is taken by such Person for the purpose of effecting any of the foregoing items (i)-(x).
          “Interest” has the meaning set forth in Section 2.1(b).

          “LPT Reinsurance Agreement” has the meaning set forth in the Recitals.
          “Master Transaction Agreement” has the meaning set forth in the Recitals.
          “NICO” has the meaning set forth in the Preamble.
          “NICO Event of Default” means the occurrence or continuance of any of the following events, acts, occurrences or conditions, whether such event, act, occurrence or condition is voluntary or involuntary or results from the operation of law or pursuant to or as a result of compliance by any Person with any judgment, decree, order, rule or regulation of any court or administrative or governmental body:
          (a) NICO’s failure to pay all Ultimate Net Loss due and owing by NICO, pursuant to and in accordance with the applicable provisions of the LPT Reinsurance Agreement, subject always to the LPT Limit;
          (b) NICO’s failure to transfer and assign assets into the Trust Account when required, including upon the occurrence of a Collateral Triggering Event or a Reinsurance Credit Event, pursuant to and in accordance with the applicable provisions of the LPT Reinsurance Agreement and the Trust Agreement;
          (c) NICO’s failure to establish, fund and maintain additional trust accounts and/or other collateral when required upon the occurrence of a Reinsurance Credit Event, pursuant to and in accordance with the applicable provisions of the LPT Reinsurance Agreement and the Trust Agreement.
          “Parental Guarantee” has the meaning set forth in Section 2.1(a).
          “Parental Guarantee Agreement” has the meaning set forth in the Preamble.
          “Party” or “Parties” has the meaning set forth in the Recitals.
          “Person” means and includes any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or agency, department or instrumentality thereof.
          “Proceeds” means “proceeds” as such term is defined in the UCC.
          “Secured Obligations” means (i) all of NICO’s payment and performance obligations (whether absolute or contingent, matured or unmatured) arising under or in connection with the LPT Reinsurance Agreement and the Trust Agreement, (ii) all of Berkshire’s payment and performance obligations (whether absolute or contingent, matured or unmatured) arising under the Parental Guarantee with respect to NICO’s obligations under the LPT Reinsurance Agreement and the Trust Agreement and (iii) reimbursement for all expenses incurred to enforce and exercise any and all remedies under (A) the LPT Reinsurance Agreement and the Trust Agreement or (B) this Parental Guarantee Agreement (solely with respect to Berkshire’s payment and performance obligations (whether absolute or contingent, matured or unmatured) arising under the Parental Guarantee with respect to NICO’s obligations under the

LPT Reinsurance Agreement and the Trust Agreement), including, without limitation, all reasonable attorney’s fees and legal expenses and including, without limitation, any of the foregoing amounts payable after the commencement of any Insolvency Proceeding, whether or not any such amounts are allowed in any such proceeding.
          “Securities Intermediary” means Wells Fargo Bank, National Association, acting as securities intermediary with respect to the Trust Account.
          “Security Entitlement” means “security entitlement” as defined in the UCC.
          “Trigger Events” has the meaning set forth in Section 2.1(b).
          “Trust Account” means the trust account established by the Securities Intermediary with account number 80460400 in the name of the Trustee, together with any replacements thereof or substitutions therefor.
          “Trust Agreement” has the meaning set forth in the Recitals.
          “Trustee” has the meaning set forth in the Recitals.
          “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.
ARTICLE II
PARENTAL GUARANTEE
          Section 2.1 Parental Guarantee.
          (a) Berkshire hereby unconditionally and irrevocably guarantees (the “Parental Guarantee”) NICO’s full and prompt payment and, in the case of the obligations set forth in (ii) and (iii) below (the “Collateral Obligations”), performance when due of NICO’s obligations for: (i) the payment of all Ultimate Net Loss due and owing by NICO, pursuant to and in accordance with the applicable provisions of the LPT Reinsurance Agreement, subject always to the LPT Limit; (ii) the transfer and assignment of assets into the Trust Account when required, including upon the occurrence of a Collateral Triggering Event or a Reinsurance Credit Event, pursuant to and in accordance with the applicable provisions of the LPT Reinsurance Agreement and the Trust Agreement; (iii) the establishment, funding and maintenance of additional trust accounts and/or other collateral when required upon the occurrence of a Reinsurance Credit Event, pursuant to and in accordance with the applicable provisions of the LPT Reinsurance Agreement and the Trust Agreement; and (iv) the payment of any amounts due and payable to the CNA Parties pursuant to Section 14.2(c) of the Administrative Services Agreement if the Administrative Services Agreement is terminated in accordance with Section 14.2(a)(iii) thereof (such obligations, collectively, the “Guaranteed Obligations”).

          (b) If NICO, after any of the events listed under (i), (ii) or (iii) below (the “Trigger Events”) has occurred, has not timely paid (or, in the case of Collateral Obligations, performed) a Guaranteed Obligation within thirty (30) days after the due date of such Guaranteed Obligation, the CNA Party may proceed directly and at once, upon written notice to NICO and Berkshire, against Berkshire to obtain payment (or, in the case of Collateral Obligations, performance) of the full amount or any portion of the Guaranteed Obligation that is then due and payable and has not been paid (or, in the case of Collateral Obligations, performed) by NICO, together with interest on any such payments at the Applicable Interest Rate accrued from the applicable due date until the date of such payment (“Interest”). Following the occurrence of a Trigger Event of the type described under (i) below, the CNA Party shall be entitled to so proceed directly against Berkshire without first proceeding against or joining NICO or any other Person. Following the occurrence of a Trigger Event of the type described under (ii) or (iii) below, the CNA Party shall be entitled to so proceed directly against Berkshire with regard to the Guaranteed Obligation that is the subject of such Trigger Event without first proceeding against or joining NICO or any other Person. The Trigger Events are as follows:
          (i) any dissolution, liquidation, conservation, rehabilitation, bankruptcy, statutory reorganization, receivership, compulsory composition or similar statutory or delinquency proceeding involving NICO;
          (ii) a final arbitration award, court order, decision or judgment with no appeal or stay pending (A) has been issued against NICO in favor of a CNA Party under the LPT Reinsurance Agreement, the Trust Agreement or the Administrative Services Agreement and remains unpaid (or, in the case of Collateral Obligations, unperformed) by NICO, or (B) has been issued against a CNA Party with respect to an A&P Claim in respect of Business Covered that NICO has acknowledged in writing its obligation to pay and such claim remains unpaid by NICO; or
          (iii) NICO has acknowledged in writing its obligation to pay (or, in the case of Collateral Obligations, perform) a Guaranteed Obligation and such Guaranteed Obligation remains due and unpaid (or, in the case of Collateral Obligations, unperformed) by NICO.
          (c) The Parental Guarantee is a guarantee of payment (or, in the case of Collateral Obligations, performance) and not of collection merely, and upon the occurrence of a Trigger Event and any failure of NICO to pay (or, in the case of Collateral Obligations, perform) a Guaranteed Obligation as set forth above any CNA Party, may, at its option, proceed directly and at once, with written notice, against Berkshire to collect and recover the full amount of NICO’s liability to pay (or, in the case of Collateral Obligations, perform) such Guaranteed Obligation (or any portion thereof) then due and owing, together with any applicable Interest, and otherwise enforce the Collateral Obligations. The Parental Guarantee is a continuing guaranty and the obligations of Berkshire hereunder are and shall be absolute under any and all circumstances, irrespective of, and Berkshire hereby waives, any defense it may have relating to: (i) any lack of validity, regularity or enforceability of this Parental Guarantee Agreement, the

LPT Reinsurance Agreement, the Trust Agreement or the Administrative Services Agreement, (ii) any change in time or place of payment of or other term of the Guaranteed Obligation, or any other amendment or waiver of or consent to departure from this Parental Guarantee Agreement, the LPT Reinsurance Agreement, the Trust Agreement or the Administrative Services Agreement, (iii) except with respect to whether a Trigger Event has occurred, any change, restructuring or termination of the corporate structure or existence of NICO, or any dissolution, liquidation, conservation, rehabilitation, bankruptcy, statutory reorganization, receivership, compulsory composition, or similar statutory or delinquency proceeding affecting NICO or any of its assets or any resulting release or discharge of any obligation of NICO under the LPT Reinsurance Agreement, the Trust Agreement or the Administrative Services Agreement or (iv) in the case of a Trigger Event of the type described in Section 2.1(b)(ii) or Section 2.1(b)(iii), any defense, set-off or other circumstance which might otherwise constitute a defense available to Berkshire or NICO. Notwithstanding anything contained herein to the contrary, nothing in this Parental Guarantee Agreement shall preclude Berkshire from asserting a valid claim or valid defense to the effect that the Guaranteed Obligation has been paid, discharged or satisfied in full in accordance with the terms of the LPT Reinsurance Agreement, the Trust Agreement or the Administrative Services Agreement, as applicable. Except as otherwise expressly set forth in this Parental Guarantee Agreement, Berkshire hereby expressly waives promptness, diligence, demand, notice of dishonor, non-payment, non-performance or other default with respect to the Guaranteed Obligations, or any requirements that any right or power be exhausted or any action taken against NICO. To the extent that Berkshire shall have made any payments under this Parental Guarantee Agreement, any rights to subrogation which Berkshire may have as a result of any such payment shall be deferred, postponed and subordinated to the prior indefeasible payment in full of the Guaranteed Obligations. If all or any part payment applied to the Guaranteed Obligation is or must be recovered, rescinded or returned to NICO, Berkshire or any other Person because of a dissolution, liquidation, conservation, rehabilitation, bankruptcy, statutory reorganization, receivership, compulsory composition, or similar proceeding affecting any Party, such Guaranteed Obligation shall be deemed to have continued in existence and this Parental Guarantee Agreement shall continue in effect as to such Guaranteed Obligation, all as though such payment had not been made.
          (d) Berkshire shall pay on demand all fees and out-of-pocket expenses (including reasonable attorneys’ fees and expenses) incurred by the CNA Parties in any way relating to the successful enforcement of the rights of the CNA Parties hereunder. The CNA Parties shall pay on demand all fees and out-of-pocket expenses (including reasonable attorneys’ fees and expenses) incurred by Berkshire in any way relating to its defense of an unsuccessful action by the CNA Parties hereunder. Notwithstanding anything to the contrary in this Section 2.1(d), the CNA Parties shall not be entitled to be reimbursed hereunder for the costs or out-of-pocket expenses incurred in connection with any notice or demand required under Section 2.1(b) to the extent that such demand is not disputed or objected to by Berkshire.
          (e) For the avoidance of doubt, but subject to Section 2.1(d), the payment (or, in the case of Collateral Obligations, performance) of a Guaranteed Obligation by Berkshire pursuant to this Parental Guarantee Agreement shall be deemed to satisfy NICO’s obligation to perform or pay such Guaranteed Obligation for any purpose, including under the LPT

Reinsurance Agreement, the Trust Agreement or the Administrative Services Agreement, as applicable. None of the CNA Parties shall be entitled to obtain payment (or, in the case of Collateral Obligations, performance) of a Guaranteed Obligation from NICO under the LPT Reinsurance Agreement, the Trust Agreement or the Administrative Services Agreement or withdraw funds from the Trust Account or any replacement or successor thereof or substitution therefor to satisfy a Guaranteed Obligation to the extent that such Guaranteed Obligation has theretofore been paid or performed in full by Berkshire under this Parental Guarantee Agreement. In furtherance of the foregoing, the CNA Parties hereby agree that any amounts paid by Berkshire under this Parental Guarantee Agreement shall be in satisfaction of any amounts due and payable (but unpaid) by NICO under the LPT Reinsurance Agreement, the Trust Agreement or the Administrative Services Agreement, as applicable.
ARTICLE III
TRUST ACCOUNT; GRANT OF SECURITY INTEREST
          Section 3.1 Grant of Security Interest. As security for the prompt and complete payment, reimbursement and performance when due in full of all the Secured Obligations, Berkshire hereby grants to the Agent for the benefit of the CNA Parties, a security interest in and continuing lien on all of Berkshire’s right, title and interest in, to and under the following, in each case, whether now owned or existing or hereafter acquired or arising, and wherever located (all of which being hereinafter collectively called the “Collateral”):
               (a) the Trust Account;
               (b) all Security Entitlements carried in the Trust Account; and
               (c) all Proceeds of any or all of the foregoing.
          Section 3.2 Registration of Securities, Etc. All securities and other financial assets credited to the Trust Account that are in registered form or that are payable to or to the order of Berkshire shall be (i) registered in the name of, or payable to or to the order of, the Trustee or (ii) endorsed to or to the order of the Trustee or in blank; and in no case will any financial asset credited to the Trust Account be registered in the name of, or payable to or to the order of, Berkshire or endorsed to or to the order of Berkshire, except to the extent the foregoing have been specially endorsed to or to the order of the Trustee or in blank.
          Section 3.3 Successor Trust Account. Except as otherwise set forth in Section 3.4, in the event a successor trust account is established, (i) such account shall be established with either the Securities Intermediary or another “securities intermediary” (as defined in the UCC) reasonably acceptable to Berkshire and the Agent, (ii) the Parties shall amend this Parental Guarantee Agreement to include such successor trust account and securities intermediary with whom such successor trust account is established, and such securities intermediary shall enter into this Parental Guarantee Agreement, as amended (solely for the purposes of Articles III-VII), or a form of agreement reasonably acceptable to Berkshire and the

Agent prior to or contemporaneously with the establishment of the successor trust account and (iii) financing statements shall be amended to identify the successor trust account, all in a manner reasonably satisfactory to the Agent.
          Section 3.4 Reinsurance Credit Event Trust Accounts. Concurrently with the modification of the Trust Account and/or the creation of new trust accounts as a result of a Reinsurance Credit Event, Berkshire and the Securities Intermediary will enter into agreements substantially in the form of this Parental Guarantee Agreement with each of the respective CNA Parties, granting to such CNA Party a security interest in and continuing lien on all of Berkshire’s right, title and interest in, to and under the following, in each case, whether now owned or existing or hereafter acquired or arising, and wherever located: (i) the modified Trust Account or the new trust account created as a result of the Reinsurance Credit Event for which such CNA Party is the sole beneficiary; (ii) all Security Entitlements carried in such trust account and (iii) all Proceeds of any or all of the foregoing.
ARTICLE IV
DUTIES OF THE SECURITIES INTERMEDIARY
          Section 4.1 No Other Entitlement Orders. Without the prior written consent of the Agent, Berkshire shall not enter into any agreement under which it (i) grants a security interest or lien on any or all of the Collateral and/or (ii) agrees to cause the Securities Intermediary to comply with “entitlement orders” (as defined in the UCC) originated by any Person other than the Agent or the entitlement holder with respect to any property credited to the Trust Account. Berkshire shall promptly notify the Agent if any Person requests Berkshire to enter into any such agreement as described in this Section 4.1 or otherwise asserts or seeks to assert a lien, encumbrance or adverse claim against any portion or all of the property credited to the Trust Account (and in that connection, Berkshire represents and warrants to the Agent that it has not heretofore received any such request or assertion with respect to the Trust Account) and that it will promptly notify the Agent of the occurrence of any such events.
          Section 4.2 Removal of the Securities Intermediary by the Agent.
     (a) If Berkshire and/or its Affiliates, either individually or in the aggregate, shall acquire more than ten percent (10%) of the outstanding voting stock of the Securities Intermediary, the Securities Intermediary may be removed by the Agent by delivery to the Securities Intermediary and Berkshire of a written notice of removal, effective upon receipt by the Securities Intermediary and Berkshire of such notice. Notwithstanding the foregoing, no such removal by the Agent shall be effective until (i) another “securities intermediary” (as defined in the UCC) reasonably acceptable to Berkshire and the Agent shall have been duly appointed by the Agent, (ii) such securities intermediary has entered into an agreement substantially in the form of this Parental Guarantee Agreement or a form reasonably acceptable to Berkshire and the Agent prior to or contemporaneously with the appointment of the new securities intermediary and (iii)

financing statements shall be amended to identify such securities intermediary, all in a manner reasonably satisfactory to the Agent.
     (b) If the Securities Intermediary is removed by the Agent pursuant to Section 4.2(a), the CNA Parties shall pay any amounts charged by the new securities intermediary for its services as contemplated by this Parental Guarantee Agreement that are greater than the total amount of fees charged by the Securities Intermediary under this Parental Guarantee Agreement.
ARTICLE V
REMEDIES; RIGHTS UPON DEFAULT, ETC.
          Section 5.1 Rights and Remedies Generally. If an Event of Default has occurred and is continuing, then and in every such case, the Agent may exercise, in addition to all other rights and remedies granted to them in this Parental Guarantee Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law.
          Section 5.2 Acceleration. Upon the occurrence and continuance of an Acceleration Event, the Secured Obligations shall be automatically due and payable with all additional interest from time to time accrued thereon, without further action by the Agent or any other person. For the avoidance of doubt, for purposes of this Section 5.2, the amount of Secured Obligations with respect to the Trust Account shall be the Security Amount or the Required Amount applicable to the Trust Account in effect at the time of the Acceleration Event.
ARTICLE VI
BERKSHIRE WARRANTIES; POWER OF ATTORNEY
          Section 6.1 Berkshire Warranties. Berkshire’s exact legal name (as indicated in the public record of Berkshire’s jurisdiction of organization) is as set forth on the signature block to this Parental Guarantee Agreement. Berkshire’s jurisdiction of organization is the State of Delaware and the organizational identification number assigned by the State of Delaware to Berkshire is 2908471. The location of Berkshire’s chief executive office is the address provided in Section 7.12 as the address for notice to Berkshire. Berkshire will not, except upon 30 days prior written notice to the Agent and delivery to the Agent of all additional financing statements and other documents reasonably requested by the Agent to maintain the validity, perfection and priority of the security interest provided for herein, (i) change its jurisdiction of organization or (ii) change its name. If Berkshire changes the address of its chief executive office, it shall promptly provide written notice to the Agent of such new address.
          Section 6.2 The Agent’s Appointment as Attorney-in-Fact. Berkshire hereby irrevocably constitutes and appoints the Agent and any officers or agents thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of Berkshire and in the name of Berkshire or in their own names, from time to time in the Agent’s discretion, for the purpose of carrying out the terms of this Parental Guarantee Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Parental Guarantee Agreement. Notwithstanding the foregoing, the Agent agrees that the power of attorney provided for in this Section 6.2 shall only become effective upon the occurrence and continuance of an Event of Default.
ARTICLE VII
MISCELLANEOUS PROVISIONS
          Section 7.1 Entire Agreement.
               This Parental Guarantee Agreement, the LPT Reinsurance Agreement and the Transaction Documents and any other documents delivered pursuant hereto or thereto, constitute the entire agreement among the Parties and their respective Affiliates with respect to the subject matter hereof and supersede all prior negotiations, discussions, writings, agreements and understandings, oral and written, among the Parties with respect to the subject matter hereof and thereof.
          Section 7.2 Waiver and Amendment.
               This Parental Guarantee Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by an instrument in writing signed by the Parties hereto, or, in the case of a waiver, by the Party waiving compliance. No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other such right, power or privilege. No waiver of any breach of this Parental Guarantee Agreement shall be held to constitute a waiver of any other or subsequent breach.
          Section 7.3 Successors and Assigns.
               The rights and obligations of the Parties under this Parental Guarantee Agreement shall not be subject to assignment without the prior written consent of the other Parties, and any attempted assignment without the prior written consent of the other Parties shall be invalid ab initio. The terms of this Parental Guarantee Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the successors and permitted assigns of the Parties.
          Section 7.4 Construction; Interpretation.
               The Parties have participated jointly in the negotiation and drafting of this Parental Guarantee Agreement. In the event of an ambiguity or question of intent or interpretation arises, this Parental Guarantee Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any of the provisions of this Parental Guarantee Agreement. When a reference is made to a Section such reference shall be to a Section of this Parental

Guarantee Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Parental Guarantee Agreement, they shall be deemed to be followed by the words “without limitation.” The term “Parental Guarantee Agreement,” means this Parental Guarantee Agreement as amended or supplemented, and the words “hereof,” “herein,” “hereto,” “hereunder” and other words of similar import shall refer to this Parental Guarantee Agreement in its entirety and not to any particular Section or provision of this Parental Guarantee Agreement. Reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, and all rules and regulations promulgated thereunder. References to a Person are also to its successors and permitted assigns.
          Section 7.5 Governing Law and Jurisdiction.
               This Parental Guarantee Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts entered into therein, without reference to principles of choice of law or conflicts of laws (other than Section 5-1401 of the New York General Obligations Law). Any action, suit or proceeding arising out of or relating to this Parental Guarantee Agreement shall be brought by the Parties solely in the United States District Court for the Southern District of New York, provided that if said court determines that it does not have subject matter jurisdiction then said action, suit or proceeding may be brought in the supreme court of the State of New York for New York County; and the Parties each hereby irrevocably submit to the exclusive jurisdiction of such courts for such purpose and any appellate courts thereof. Each Party hereto agrees that service of any process, summons, notice or document by U.S. registered mail addressed to such party shall be effective service of process for any action, suit or proceeding brought against such party in such court. Each Party hereto irrevocably and unconditionally waives any objection to the laying of venue of any such action, suit or proceeding brought in any such court and any claim that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each Party hereto agrees that final judgment in any such action, suit or proceeding brought in any such court shall be conclusive and binding upon such Party and may be enforced in any other courts to whose jurisdiction such Party may be subject, by suit upon such judgment.
          Section 7.6 No Third Party Beneficiaries.
               Nothing in this Parental Guarantee Agreement is intended or shall be construed to give any Person, other than the Parties hereto, any legal or equitable right, remedy or claim under or in respect of this Parental Guarantee Agreement or any provision contained herein.
          Section 7.7 Counterparts.
               This Parental Guarantee Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument binding upon all of the Parties notwithstanding the fact that all Parties are not signatory to the original or the same counterpart. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the Parties. Each counterpart may be delivered by facsimile transmission, which transmission shall be deemed delivery of an originally executed document.

          Section 7.8 Severability.
               Any term or provision of this Parental Guarantee Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Parental Guarantee Agreement or affecting the validity or enforceability of any of the terms or provisions of this Parental Guarantee Agreement in any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. If any provision of this Parental Guarantee Agreement is so broad as to be unenforceable, that provision shall be interpreted to be only so broad as is enforceable. In the event of such invalidity or unenforceability of any term or provision of this Parental Guarantee Agreement, the Parties shall use their commercially reasonable efforts to reform such terms or provisions to carry out the commercial intent of the Parties as reflected herein, while curing the circumstance giving rise to the invalidity or unenforceability of such term or provision.
          Section 7.9 Specific Performance.
               Each of the Parties acknowledges and agrees that the other Party would be irreparably damaged in the event that any of the provisions of this Parental Guarantee Agreement were not performed or complied with in accordance with their specific terms or were otherwise breached, violated or unfulfilled. Accordingly, each of the Parties agrees that the other Party shall be entitled to an injunction or injunctions to prevent noncompliance with, or breaches or violations of, the provisions of this Parental Guarantee Agreement by the other Party and to enforce specifically this Parental Guarantee Agreement and the terms and provisions hereof in any action instituted in accordance with Section 7.5, in addition to any other remedy to which such Party may be entitled, at law or in equity. In the event that any action is brought in equity to enforce the provisions of this Parental Guarantee Agreement, no Party will allege, and each Party hereby waives the defense or counterclaim, that there is an adequate remedy at law. The Parties further agree that (i) by seeking the remedies provided for in this Section 7.9, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Parental Guarantee Agreement, including monetary damages in the event that this Parental Guarantee Agreement has been terminated or in the event that the remedies provided for in this Section 7.9 are not available or otherwise are not granted and (ii) nothing contained in this Section 7.9 shall require any Party to institute any action for (or limit any Party’s right to institute any action for) specific performance under this Section 7.9 before exercising any other remedies under this Parental Guarantee Agreement that may be available then or thereafter nor shall the commencement of any action pursuant to this Section 7.9 or anything contained in this Section 7.9 restrict or limit any Party’s right to pursue any other remedies under this Parental Guarantee Agreement that may be available then or thereafter.
          Section 7.10 Waiver of Jury Trial.
               EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS PARENTAL GUARANTEE AGREEMENT OR

THE TRANSACTIONS CONTEMPLATED BY THIS PARENTAL GUARANTEE AGREEMENT. EACH OF THE PARTIES HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTIES HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTIES WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS PARENTAL GUARANTEE AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS PARENTAL GUARANTEE AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.
          Section 7.11 Incontestability.
               In consideration of the mutual covenants and agreements contained herein, each Party does hereby agree that this Parental Guarantee Agreement, and each and every provision hereof, is and shall be enforceable by and between them according to its terms, and each Party does hereby agree that it shall not contest in any respect the validity or enforceability hereof.
          Section 7.12 Notice.
               Any notice, request, demand, waiver, consent, approval or other communication required or permitted to be given by any Party hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission, sent by registered or certified mail, postage prepaid, or sent by a standard overnight courier of national reputation with written confirmation of delivery. Any such notice shall be deemed given when so delivered personally, or if sent by facsimile transmission, on the date received (provided that any notice received after 5:00 p.m. (addressee’s local time) shall be deemed given at 9:00 a.m. (addressee’s local time) on the next Business Day), or if mailed, on the date shown on the receipt therefor, or if sent by overnight courier, on the date shown on the written confirmation of delivery. Such notices shall be given to the following address:

To CNA Parties:	CNA Financial Corporation
333 S. Wabash Avenue
Chicago, IL 60604
Attention: Jonathan D. Kantor
Executive Vice President,
General Counsel and Secretary
Fax: (312) 817-0511

With a copy to:	CNA Financial Corporation
333 S. Wabash Avenue
Chicago, IL 60604
Attention: Michael P. Warnick
Senior Vice President and Deputy General Counsel
Fax: (312) 755-2479

To Berkshire:	Berkshire Hathaway Inc.
3555 Farnam Street
Suite 1440
Omaha, NE 68131
Attention: Chief Financial Officer
Fax: (402) 346-3375

To NICO:	National Indemnity Company
100 First Stamford Place
Stamford, Connecticut 06902
Attention: General Counsel
Fax: (203) 363-5221

With a copy to:	National Indemnity Company
3024 Harney Street
Omaha, NE 68131
Attention: Treasurer
Fax: (402) 916-3030
Any of the CNA Parties, Berkshire or NICO may change its notice provisions hereunder on fifteen (15) calendar days’ advance notice in writing to each of such other Persons.
(The remainder of this page has been intentionally left blank.)

          IN WITNESS WHEREOF, the Parties hereby execute this Parental Guarantee Agreement as of the day and year first set forth above.

BERKSHIRE HATHAWAY INC.
By:	/s/ Marc D. Hamburg
	Name:	Marc D. Hamburg
	Title:	Senior Vice President

CONTINENTAL CASUALTY COMPANY, as Agent for the CNA Parties (as defined herein)
By:	/s/ Lawrence J. Boysen
	Name:	Lawrence J. Boysen
	Title:	Senior Vice President and Corporate Controller

THE CONTINENTAL INSURANCE COMPANY
By:	/s/ Lawrence J. Boysen
	Name:	Lawrence J. Boysen
	Title:	Senior Vice President and Corporate Controller

CONTINENTAL REINSURANCE CORPORATION INTERNATIONAL, LTD.
By:	/s/ Lawrence J. Boysen
	Name:	Lawrence J. Boysen
	Title:	Chairman of the Board and President

[Signature Page to Parental Guarantee Agreement]

CNA INSURANCE COMPANY LIMITED
By:	/s/ Lawrence J. Boysen
	Name:	Lawrence J. Boysen
	Title:	Authorized Representative

CONTINENTAL CASUALTY COMPANY
By:	/s/ Lawrence J. Boysen
	Name:	Lawrence J. Boysen
	Title:	Senior Vice President and Corporate Controller

[Signature Page to Parental Guarantee Agreement]